UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 8, 2009

Savient Pharmaceuticals, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	0-15313	13-3033811
(State or Other Juris-	(Commission	(IRS Employer
diction of Incorporation)	File Number)	Identification No.)

One Tower Center
East Brunswick, NJ	08816
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 732-418-9300

(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On October 8, 2009, Savient Pharmaceuticals, Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with J.P. Morgan Securities Inc., as representative of the several underwriters listed in Schedule 1 of the Underwriting Agreement (the “Underwriters”), relating to the underwritten offering of 4,300,000 shares (the “Shares”) of the Company’s common stock, $0.01 par value per share (the “Offering”). All of the Shares are being sold by the Company. The price to the public is $13.29 per share, and the Underwriters have agreed to purchase the Shares from the Company pursuant to the Underwriting Agreement at a price of $12.4926 per share. Under the terms of the Underwriting Agreement, the Company granted the Underwriters a 30-day option to purchase an additional 645,000 shares of common stock to cover over-allotments, if any.

The Offering is being made pursuant to a shelf registration statement on Form S-3 that the Company filed with the Securities and Exchange Commission on September 24, 2007 and that became effective on October 10, 2007 (Registration No. 333-146257). A prospectus supplement relating to the Offering has been filed with the Securities and Exchange Commission. The closing of the Offering is expected to take place on or about October 15, 2009, subject to the satisfaction of customary closing conditions. A copy of the Underwriting Agreement is filed as Exhibit 1.1 to this Current Report on Form 8-K and incorporated herein by reference, and the description of the material terms of the Underwriting Agreement is qualified in its entirety by reference to such exhibit.

The legal opinion and consent of Wilmer Cutler Pickering Hale and Dorr LLP relating to the Shares is filed as Exhibit 5.1 to this Current Report.

The Company’s press release dated October 8, 2009 announcing the pricing of the Offering is filed as Exhibit 99.1 to this Current Report and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
1.1	Underwriting Agreement, dated October 8, 2009, by and between the Company and J.P. Morgan Securities Inc., as representative of the several underwriters listed in Schedule 1 thereto.

5.1	Opinion of Wilmer Cutler Pickering Hale and Dorr LLP.

23.1	Consent of Wilmer Cutler Pickering Hale and Dorr LLP (contained in Exhibit 5.1 above).

99.1	Press Release of the Company dated October 8, 2009.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Savient Pharmaceuticals, Inc.
Date: October 9, 2009

	By:	/s/ Philip K. Yachmetz
Philip K. Yachmetz
SVP, General Counsel & Secretary

EXHIBIT INDEX

Exhibit No.	Description
1.1	Underwriting Agreement, dated October 8, 2009, by and between the Company and J.P. Morgan Securities Inc., as representative of the several underwriters listed in Schedule 1 thereto.

5.1	Opinion of Wilmer Cutler Pickering Hale and Dorr LLP.

23.1	Consent of Wilmer Cutler Pickering Hale and Dorr LLP (contained in Exhibit 5.1 above).

99.1	Press Release of the Company dated October 8, 2009.